                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.)


[X] Filed by registrant

[ ] Filed by a party other than the registrant


Check the appropriate box:

[ ] Preliminary proxy statement          [ ] Confidential, For Use of the
                                             Commission Only
[X] Definitive proxy statement               (as permitted by Rule 14a-6(e)(2)

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              Armor Holdings, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)



--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)  Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount previously paid:

--------------------------------------------------------------------------------
2)  Form, schedule or registration statement No.:

--------------------------------------------------------------------------------
3)  Filing party:

--------------------------------------------------------------------------------
4)  Date filed:

--------------------------------------------------------------------------------

                             ARMOR HOLDINGS, INC.


                          13386 INTERNATIONAL PARKWAY
                          JACKSONVILLE, FLORIDA 32218



                                  May 24, 1999

To Our Stockholders:

     On behalf of your Company's Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders to be held on June 24, 1999, at 10:00 A.M., New York City time, at The Metropolitan Club, One East 60th Street, New York, New York 10022.


     The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.


     A copy of the 1998 Annual Report is included with this mailing.


     REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE THAT YOU PARTICIPATE BY COMPLETING AND RETURNING YOUR PROXY AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE ANNUAL MEETING.


                                        Cordially,


                                        ARMOR HOLDINGS, INC.




                                        Jonathan M. Spiller
                                        President and
                                        Chief Executive Officer

                             ARMOR HOLDINGS, INC.


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 24, 1999


To Our Stockholders:


     You are cordially invited to attend the Annual Meeting of the Stockholders, or any adjournments or postponements thereof (the "Meeting"), of Armor Holdings, Inc. (the "Company"), which will be held on June 24, 1999 at 10:00 A.M., New York City time, at The Metropolitan Club, One East 60th Street, New York, New York 10022, for the following purposes:


          1. To elect eight members to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);


          2. To consider and vote upon a proposal to ratify and approve the 1999 Stock Incentive Plan of the Company (Proposal 2);


          3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 1999 (Proposal 3); and


          4. To transact such other business as may properly be brought before the Meeting.


     Stockholders of record at the close of business on May 21, 1999 shall be entitled to notice of and to vote at the Meeting. A copy of the Annual Report of the Company for the fiscal year ended December 31, 1998 is being mailed to stockholders simultaneously herewith.


     YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE MEETING.



                                        By order of the Board of Directors



                                        Nicholas B. Winiewicz
                                        Secretary



May 24, 1999

                             ARMOR HOLDINGS, INC.
                          13386 INTERNATIONAL PARKWAY
                          JACKSONVILLE, FLORIDA 32218

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS


                                 TO BE HELD ON
                                 JUNE 24, 1999

                                 INTRODUCTION

                  PROXY SOLICITATION AND GENERAL INFORMATION

     This Proxy Statement and the enclosed form of proxy (the "Proxy Card") are being furnished to the holders of common stock, par value $.01 per share (the "Common Stock"), of Armor Holdings, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Board of Directors") of the Company for use at the Annual Meeting of Stockholders to be held on Thursday, June 24, 1999, at The Metropolitan Club, One East 60th Street, New York, New York 10022, at 10:00 A.M., New York City time, and at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and the Proxy Card are first being sent to stockholders on or about May 24, 1999.

     At the Meeting, holders of Common Stock (the "Stockholders") will be asked:

     1. To elect eight members to serve on the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);

     2. To consider and vote upon a proposal to ratify and approve the 1999 Stock Incentive Plan (the "1999 Plan") of the Company (Proposal 2);

     3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 1999 (Proposal 3); and

     4. To transact such other business as may properly be brought before the Meeting.

     The Board of Directors has fixed the close of business on May 21, 1999 as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting. Each such Stockholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

     Stockholders are requested to complete, sign, date and promptly return the Proxy Card in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named herein (Proposal 1), FOR the ratification and approval of the adoption of the 1999 Plan (Proposal 2), and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors (Proposal 3). A Stockholder who so desires may revoke his proxy at any time before it is voted at the Meeting by: (i) delivering written notice to the Company (attention: Corporate Secretary); (ii) duly executing a proxy bearing a later date; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

     The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

     Only Stockholders as of the close of business on May 21, 1999 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 22,938,652 shares of Common Stock outstanding and entitled to vote, with each share entitled to one vote. See "Security Ownership of Certain Beneficial Owners and Management."


REQUIRED VOTES

     The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors (Proposal 1). The affirmative vote of a majority of the votes cast in person or by proxy is necessary for the approval of the ratification of the adoption of 1999 Plan (Proposal 2) and the ratification of the appointment of independent auditors (Proposal 3).

     Votes at the Meeting will be tabulated by an independent inspector of election appointed by the Company or the Company's transfer agent. Since the affirmative vote of a plurality of votes cast is required for the election of directors, abstentions and "broker non-votes" will have no effect on the outcome of such election. Since the affirmative vote of a majority of the votes cast is necessary for the approval of the ratification and approval of the adoption of the 1999 Plan (Proposal 2) and the ratification of the appointment of independent auditors (Proposal 3), an abstention will have the same effect as a negative vote, but "broker non-votes" will have no effect on the outcome of the vote.

     Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered "broker non-votes," and will be counted for purposes of determining whether there is a quorum.


PROXY SOLICITATION

     The Company will bear the costs of the solicitation of proxies for the Meeting. Directors, officers and employees of the Company may solicit proxies from Stockholders by mail, telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Stock held of record by them and such custodians will be reimbursed for their reasonable expenses.

     IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. PLEASE RETURN YOUR EXECUTED PROXY PROMPTLY.


                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of May 21, 1999 certain information regarding the beneficial ownership of the common stock outstanding by (i) each person who is known to the Company to own 5% or more of the common stock, (ii) each director of the Company, (iii) each executive officer of the Company, and
(iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Armor Holdings, Inc., 13386 International Parkway, Jacksonville, Florida 32218.

                                                                           AMOUNT AND NATURE OF
                                                                         BENEFICIAL OWNERSHIP (1)
                                                                         -------------------------
NAME                                                                        NUMBER      PERCENTAGE
----------------------------------------------------------------------   -----------   -----------
Warren B. Kanders and Kanders Florida Holdings, Inc. (2) .............    3,457,578        14.9%
Lord Abbett & Co. (3) ................................................    1,913,665         8.3%
Nevis Capital Management, Inc. (4) ...................................    1,621,800         7.1%
Jonathan M. Spiller (5) ..............................................      783,083         3.4%
Richmont Capital Partners I, L.P. (6) ................................      625,000         2.7%
FS Partners, LLC (7) .................................................    1,344,924         5.9%
Stephen B. Salzman (8) ...............................................    1,344,924         5.9%
Burtt R. Ehrlich (9) .................................................      277,400         1.2%
Nicholas Sokolow (10) ................................................      205,000           *
Thomas W. Strauss (11) ...............................................      125,000           *
Alair A. Townsend (12) ...............................................       55,516           *
Richard C. Bartlett (13) .............................................            0           *
Robert R. Schiller (14) ..............................................      100,000           *
Stephen E. Croskrey (15) .............................................            0           *
Nicholas B. Winiewicz (16) ...........................................            0           *
Stephen J. Loffler (17) ..............................................            0           *
All executive officers and directors as a group (11 persons)(18) .....    5,003,577        20.9%

----------
*     Less than 1%

(1) As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares (a) the power to vote, or direct the voting of, such security or (b) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days.

(2) Of such shares, Kanders Florida Holdings, Inc., of which Mr. Kanders is the sole stockholder and sole director, owns 3,072,178 shares; and Kanders Florida Holdings, Inc. 1996 Charitable Remainder Unitrust, of which Mr. Kanders is trustee, owns 185,400 shares. Mr. Kanders disclaims beneficial ownership of the shares owned by the trust. Includes options to purchase 200,000 shares of common stock.

(3) The address of Lord Abbett & Co. is 767 Fifth Avenue, New York, New York 10153.

(4) Snowden Limited Partnership of which Nevis Capital Management, Inc. is the general partner, owns all such shares. The address of Nevis Capital Management, Inc. is 1119 St. Paul Street, Baltimore, Maryland 21202.

(5) Includes options to purchase 428,480 shares of common stock. Also includes 43,541 shares owned by Mr. Spiller's children, of which Mr. Spiller disclaims beneficial ownership. Does not include 91,823 shares of which Mr. Spiller may be deemed to have a beneficial ownership interest pursuant to an agreement with Kanders. Does not include options to purchase 350,000 shares of common stock which are exercisable more than 60 days after the date hereof.

(6) Includes options to purchase 300,000 shares of common stock. The address of Richmont Capital Partners I, L.P. ("Richmont") is 4300 Westgrove Drive, Dallas, Texas 75248.

(7) Includes 66,000 shares owned by FS Partners II, L.P. The address of FS Partners, LLC is 767 Fifth Avenue, New York, New York 10153.

(8) Comprised of shares of common stock beneficially owned by FS Partners, LLC. Mr. Salzman serves as a Managing Member of FS Partners, LLC and owns a 50% interest in FS Ventures Inc., the general partner of FS Partners II, LP. Mr. Salzman disclaims beneficial ownership of such shares except to the extent of his proportionate pecuniary interest therein.

(9) Includes options to purchase 75,000 shares of common stock. Also includes 13,400 shares owned by Mr. Ehrlich's children and 25,600 shares held in trust for the benefit of his children, of which Mr. Ehrlich's spouse is trustee, of which he disclaims beneficial ownership. Also includes 400 shares owned by Mr. Ehrlich's spouse's individual retirement account, of which Mr. Ehrlich disclaims beneficial ownership.

(10) Includes options to purchase 75,000 shares of common stock. Also includes 100,000 shares owned by S.T. Investors Fund, LLC, a limited liability company of which Mr. Sokolow is a member, and 20,000 shares owned by Mr. Sokolow's children, of which he disclaims beneficial ownership. Also includes 10,000 shares owned by Mr. Sokolow's profit sharing plan.

(11)  Includes options to purchase 75,000 shares of common stock.

(12) Includes 5,516 shares of common stock and options to purchase 50,000 shares of common stock. Does not include options to purchase 25,000 shares of common stock which are exercisable more than 60 days after the date hereof.

(13) Does not include 625,000 shares beneficially owned by Richmont Capital Partners I L.P., of which Mr. Bartlett may be deemed to be an affiliate. Mr. Bartlett disclaims ownership of such shares.

(14) Includes options to purchase 100,000 shares of common stock. Does not include options to purchase 175,000 shares of common stock which are exercisable more than 60 days after the date hereof.

(15) Does not include options to purchase 200,000 shares of common stock which are exercisable more than 60 days after the date hereof.

(16) Does not include options to purchase 75,000 shares of common stock which are exercisable more than 60 days after the date hereof.

(17) Does not include options to purchase 150,000 shares of common stock which are exercisable more than 60 days after the date hereof.

(18) See footnotes (2), (5) and (9-17). Does not include shares beneficially owned by Stephen B. Salzman. Assuming the inclusion of the shares beneficially owned by Mr. Salzman, all executive officers and directors as a group would own 6,348,501 shares, or 26.5%, of the common stock.

     The Company is not aware of any material proceedings to which any director, executive officer or affiliate of the Company or any security holder, including any owner of record or beneficially of more than 5% of any class of the Company's voting securities, is a party adverse to the Company or has a material interest adverse to the Company.

     The Company is not aware of any material pending legal proceedings, other than ordinary routine litigation incidental to the business of the Company, to which any director or officer of the Company is a party or of which any of their property is the subject.


                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Certificate of Incorporation of the Company provides that the Company shall have between three and fifteen directors, with such number to be fixed by the Board of Directors. Effective at the time and for the purposes of the Meeting, the number of directors of the Company, as fixed by the Board of Directors pursuant to the By-laws of the Company is eight.

     Directors of the Company are elected annually at the annual meeting of stockholders. Their respective terms of office continue until the next annual meeting of stockholders and until their successors have been elected and qualified in accordance with the Company's Bylaws. There are no family relationships among any of the directors or executive officers of the Company.

     Unless otherwise specified, each proxy received will be voted for the election as directors of the eight nominees named below to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in the Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with the By-laws of the Company.


     The following persons have been nominated as directors:


     WARREN B. KANDERS, 41, has served as the Chairman of the Board of the Company since January 1996. From October 1992 to May 1996, Mr. Kanders served as Vice Chairman of the board of Benson Eyecare Corporation. From June 1992 to March 1993, Mr. Kanders served as the President and a director of Pembridge Holdings, Inc.


     JONATHAN M. SPILLER, 47, has served as President and as a director of the Company since July 1991 and as Chief Executive Officer since September 1993. From June 1991 to September 1993, Mr. Spiller served as our Chief Operating Officer. From 1989 to 1991 Mr. Spiller served as a partner with Deloitte & Touche LLP, an international accounting firm, where he worked for 18 years. From 1988 to 1991 Mr. Spiller served as Senior Vice President and Chief Financial Officer of Hunter Environmental Services, Inc., an environmental services company. Mr. Spiller is a chartered accountant and a certified public accountant.


     BURTT R. EHRLICH, 59, has served as a director of the Company since January 1996. Mr. Ehrlich served as Chairman and Chief Operating Officer of Ehrlich Bober Financial Corp. (the predecessor of Benson Eyecare Corporation) from December 1986 until October 1992 and as a director of Benson Eyecare Corporation from October 1992 until November 1995.


     NICHOLAS SOKOLOW, 49, has served as a director of the Company since January 1996. Mr. Sokolow has been a partner in the law firm of Sokolow, Dunaud, Mercadier & Carreras since 1994. From June 1973 until October 1994, Mr. Sokolow was an associate and partner in the law firm of Coudert Brothers.


     THOMAS W. STRAUSS, 57, has served as a director of the Company since May 1996. Since 1995, Mr. Strauss has been a principal with Ramius Capital Group, a privately held investment management firm. From June 1993 until July 1995, Mr. Strauss was co-chairman of Granite Capital International Group, an investment banking firm. From 1963 to 1991, Mr. Strauss served in various capacities with Salomon Brothers Inc., an investment banking and brokerage firm, including President and Vice-Chairman.


     RICHARD C. BARTLETT, 64, has served as a director of the Company since May 1996. Mr. Bartlett has also served as Vice Chairman of Mary Kay Holding Corporation, a consumer branded products company, since January 1993 and as President, Chief Operating Officer, and director of Mary Kay Inc. from 1987 through 1992. Mr. Bartlett has also served as Chairman of the board of directors (from 1995 to 1999) and Chief Executive Officer (from 1994 to 1995) of Richmont Group, Inc., an affiliate of Richmont Capital Partners I, L.P. Richmont Group, Inc. and its affiliates own and operate portfolio businesses in industries such as financial services, apparel, sports products, and food services. On March 1, 1999, Mr. Bartlett resigned from his positions with Richmont Group, Inc., but he continues to serve as Vice Chairman of Mary Kay Holding Corporation.


     ALAIR A. TOWNSEND, 57, has served as a director of the Company since December 1996. Since February 1989, Ms. Townsend has been publisher of Crain's New York Business, a business periodical. Ms. Townsend was a former governor of the American Stock Exchange. Ms. Townsend served as New York City's Deputy Mayor for Finance and Economic Development from February 1985 to January 1989.


     STEPHEN B. SALZMAN, 33, has been a principal of FS Partners, LLC since its inception in 1994. FS Partners, LLC and its affiliates invest in public and private companies through the purchase of equity and related securities.


     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

      INFORMATION CONCERNING MEETINGS OF THE BOARD OF DIRECTORS AND BOARD
                     COMMITTEES AND DIRECTOR COMPENSATION

     During fiscal 1998, the Board of Directors held 10 meetings. The Board of Directors has standing Audit, Compensation, Nominating and Option Committees. During fiscal 1998, all of the directors then in office attended at least 60% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served. The Audit, Compensation, Nominating and Option Committees do not meet on a regular basis, but only as circumstances require.


AUDIT COMMITTEE

     The functions of the Audit Committee are to recommend to the Board of Directors the appointment of independent auditors for the Company and to analyze the reports and recommendations of such auditors. The committee also monitors the adequacy and effectiveness of the Company's financial controls and reporting procedures. During fiscal 1998, the Audit Committee consisted of Ms. Townsend (Chairwoman), and Messrs. Kanders and Strauss. The Audit Committee met twice during fiscal 1998. Effective as of April 30, 1999, Mr. Kanders resigned from the Audit Committee and Mr. Sokolow was appointed to the Audit Committee.


COMPENSATION COMMITTEE

     The purpose of the Compensation Committee is to recommend to the Board of Directors the compensation and benefits of the Company's executive officers and other key managerial personnel. During fiscal 1998, the Compensation Committee consisted of Messrs. Sokolow (Chairman), Kanders and Ehrlich. The Compensation Committee met twice during fiscal 1998.


NOMINATING COMMITTEE

     The purpose of the Nominating Committee is to identify, evaluate and nominate candidates for election to the Board of Directors. The Nominating Committee will consider nominees recommended by stockholders. The names of such nominees should be forwarded to Nicholas B. Winiewicz, Secretary, Armor Holdings, Inc., 13386 International Parkway, Jacksonville, Florida 32218, who will submit them to the committee for its consideration. During fiscal 1998, the Nominating Committee consisted of Messrs. Kanders (Chairman), Bartlett and Sokolow. The Nominating Committee did not meet during fiscal 1998.


OPTION COMMITTEE

     The purpose of the Option Committee is to administer the Company's proposed 1999 Plan, 1998 Stock Option Plan (the "1998 Stock Option Plan"), Amended and Restated 1996 Stock Option Plan (the "1996 Option Plan") and Amended and Restated 1996 Non-Employee Directors Stock Option Plan (the "1996 Directors Plan"), and to recommend to the Board of Directors awards of options to purchase Common Stock of the Company thereunder. During fiscal 1998, the Option Committee consisted of Messrs. Ehrlich (Chairman) and Kanders. The Option Committee met twice during fiscal 1998.


COMPENSATION OF DIRECTORS

     In 1998, no compensation was paid to directors of the Company for their services as directors. Directors who are not employees of the Company ("Non-Employee Directors") are compensated for their services as directors through their participation in the 1996 Directors Plan. The 1996 Directors Plan is a formula plan pursuant to which non-qualified options to acquire 75,000 shares of Common Stock are automatically granted to each Non-Employee Director on the date of his or her initial election or appointment to the Board of Directors in consideration for service as a director. The exercise price for all 75,000 options granted to each Non-Employee Director under the 1996 Directors Plan is the closing price of the Common Stock on the date of the grant as quoted on the composite tape of the American Stock Exchange, or on such exchange as the Common Stock may then be trading. All of the 300,000 options outstanding under the 1996 Directors Plan were granted to Non-Employee Directors in 1996. No option grants under the 1996 Directors Plan were made in 1998.

     Messrs. Kanders and Bartlett, each of whom is a Non-Employee Director, voluntarily renounced their eligibility to participate in the 1996 Directors Plan.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     Except as hereinafter provided with respect to Mr. Spiller, no director, director nominee, executive officer, promoter or control person has, within the last five years: (i) had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors);
(iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the "Commission") or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

     Mr. Spiller was the President and Chief Executive Officer of the Company at the time the Company filed for Chapter 11 bankruptcy protection in May 1992 through the confirmation on September 20, 1993 of the Company's Plan of Reorganization.

                       EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth the name, age and position of each of the executive officers of the Company as of May 21, 1999. The executive officers of the Company are appointed by and serve at the discretion of the Board of Directors of the Company.




NAME                           AGE                              POSITION
----------------------------- ----- ----------------------------------------------------------------
Warren B. Kanders ........... 41    Chairman of the Board of Directors
Jonathan M. Spiller ......... 47    President and Chief Executive Officer
Robert R. Schiller .......... 36    Executive Vice President and Director of Corporate Development
Nicholas B. Winiewicz ....... 50    Vice President--Finance, Chief Financial Officer, Secretary and
                                    Treasurer
Stephen E. Croskrey ......... 39    President and Chief Executive Officer--Armor Holdings Products
                                    Division
Stephen J. Loffler .......... 45    President and Chief Executive Officer--ArmorGroup Services
                                    Division

     See the table of nominees for election as directors for biographical data with respect to Messrs. Kanders and Spiller.

     ROBERT R. SCHILLER has served as Executive Vice President and Director of Corporate Development of the Company since January 1, 1999, and as Vice President of Corporate Development from July 1996 to December 1998. From January 1995 to September 1995, Mr. Schiller served as Chief Financial Officer of Troma, Inc., an independent film studio. From 1994 to July 1996, Mr. Schiller was a principal in the merchant banking firm of Circadian Capital Corporation and from 1993 to 1995 he was a director of corporate finance for Jonathan Foster & Co. L.P., an investment banking and financial advisory firm.

     NICHOLAS B. WINIEWICZ joined the Company as Vice President--Finance, Chief Financial Officer, Secretary and Treasurer in February 1999. Since 1994 and prior to joining the Company, Mr. Winiewicz served as Vice President and Chief Financial Officer for Aladdin Industries, Inc., a consumer branded appliance company. From 1984 to 1994 Mr. Winiewicz served as Vice President--Finance of Bentler Industries, Inc., an auto parts manufacturer. Mr. Winiewicz is a certified public accountant.

     STEPHEN E. CROSKREY joined the Company as President and Chief Executive Officer--Armor Holdings Products division in February 1999. From 1998 to February 1999, Mr. Croskrey served as Director of Sales for Allied Signal, Inc.'s global fibers business. From 1988 to 1998, Mr. Croskrey served in various positions for Mobil Oil, most recently as its Central Regional Manager for its Industrial Lubricant division.

     STEPHEN J. LOFFLER joined the Company as President and Chief Executive Officer--ArmorGroup Services division in April 1999. From April 1998 to March 1999, Mr. Loffler served as Vice President and General Manager Europe of Office Depot, an office products retailer, where he was responsible for European operations. From August 1991 to March 1998 Mr. Loffler served as Deputy Chairman of Acco Europe, an office products manufacturer, where he led the integration of Ofrex Group Holdings, an international distributor and manufacturer of office products.

                            EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE

     The following summary compensation table sets forth information concerning the annual and long-term compensation earned by the Company's chief executive officer and each of the other executive officers of the Company whose annual salary and bonus during fiscal 1998 exceeded $100,000 (collectively, the "Named Executive Officers").





                                                                                           LONG TERM
                                                                                          COMPENSATION
                                                     ANNUAL COMPENSATION             ---------------------
                                          ------------------------------------------       SECURITIES
                 NAME AND                  FISCAL                                          UNDERLYING          ALL OTHER
            PRINCIPAL POSITION              YEAR         SALARY           BONUS            OPTION (#)         COMPENSATION
----------------------------------------- -------- ----------------- --------------- --------------------- -----------------
Jonathan M. Spiller                       1998          275,000          150,000                  0                   0
 Chief Executive Officer and President    1997          200,000          250,000            250,000                   0
                                          1996          160,000           60,000             24,000               5,775(2)
J. Lawrence Battle                        1998          150,000           12,500(3)               0                   0
 Former President and Chief Operating     1997           68,652(4)             0             75,000(5)           12,500(6)
 Officer of Armor Holdings Products       1996               --               --                 --                  --
David W. Watson                           1998          117,500           12,500(7)               0                   0
 Former Vice President, Chief Financial   1997           45,769(8)             0             75,000(8)(9)         6,739(10)
 Officer, Secretary and Treasurer         1996               --               --                 --                  --
Robert R. Schiller                        1998          140,000           80,000                  0                   0
 Executive Vice President and Director    1997          130,000           60,000                  0                   0
 of Corporate Development                 1996           44,210(11)       45,000            150,000              17,500(12)

----------
(1) The Company has no long-term incentive compensation plan for executive officers and employees of the Company other than the 1994 Incentive Stock Option Plan (the "1994 Plan") (which was discontinued for the purpose of further stock option grants in March 1996), the 1996 Option Plan and the 1998 Stock Option Plan and various individually granted options. The Company does not award stock appreciation rights, restricted stock awards or long term incentive plan pay-outs.

(2) Represents the dollar value of 7,500 stock award grants awarded to Mr. Spiller in December 1995, which grants became fully vested on January 19, 1996. Does not include any amounts that Mr. Spiller may receive with respect to 316,823 shares of Common Stock owned by Kanders Florida Holdings, Inc. upon the earlier to occur of (i) the sale by Kanders Florida Holdings, Inc. of at least 452,604 shares of Common Stock or (ii) January 18, 1999. The 316,823 shares of Common Stock to which Mr. Spiller may have rights was reduced to 91,923 shares as of July 30, 1997, the date the Company closed a public offering of its shares of Common Stock, in which 225,000 of the 316,823 shares were sold as part of the underwriters' over-allotment option.

(3)   This amount was earned in 1997, but paid in 1998.

(4) Mr. Battle became an employee of the Company on July 21, 1997. He was paid at an annual rate of salary of $150,000. Effective January 25, 1999, Mr. Battle voluntarily terminated his employment with the Company. For more information regarding the termination of Mr. Battle's employment with the Company, see "Executive Compensation--Employment Agreements."

(5) Upon the voluntary termination of his employment with the Company, 20,000 of the options granted to Mr. Battle had vested, and the balance expired. Of the 20,000 vested options, Mr. Battle exercised 10,000 options. The remaining 10,000 options that are vested expire on April 25, 1999. For more information regarding the termination of Mr. Battle's employment with the Company, see "Executive Compensation--Employment Agreements."

(6) Represents a one time relocation bonus paid to Mr. Battle to cover the costs of his relocation to Jacksonville, Florida.

(7)   This amount was earned in 1997, but paid in 1998.

(8) Mr. Watson became an employee of the company on August 25, 1997. He was paid at an annual rate of salary of $140,000. Effective March 18, 1998, Mr. Watson voluntarily terminated his employment with the Company. For more information regarding the termination of Mr. Watson's employment with the Company, see "Executive Compensation--Employment Agreements."

(9) Upon the voluntary termination of his employment with the Company, the options granted to Mr. Watson expired. For more information regarding the termination of Mr. Watson's employment with the Company, see "Executive Compensation--Employment Agreements."

(10) Represents relocation expenses paid to Mr. Watson to cover the costs of his relocation to Jacksonville, Florida.

(11) Mr. Schiller became an employee of the Company on July 24, 1996. He was paid at an annual rate of salary of $120,000.

(12) Represents compensation earned by Mr. Schiller in his capacity as a consultant to the Company prior to the execution of his employment agreement.


OPTIONS GRANTED IN FISCAL 1998


     The Company did not grant any options or freestanding stock appreciation rights to the Company's Named Executive Officers during fiscal 1998.


AGGREGATE OPTION EXERCISES IN FISCAL 1998 AND FISCAL YEAR END OPTION VALUES


     The following table contains certain information regarding stock options exercised during and options to purchase Common Stock held as of December 31, 1998, by each of the Named Executive Officers. The stock options listed below were granted without tandem stock appreciation rights. The Company has no freestanding stock appreciation rights outstanding.




                                                            NUMBER OF SECURITIES            VALUE OF UNDERLYING
                                                           UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                            SHARES                         OPTIONS AT 12/31/98 (#)              12/31/98 (1)
                           ACQUIRED         VALUE       -----------------------------   ----------------------------
                         ON EXERCISE       REALIZED                          NON-                           NON-
         NAME                (#)            (2)($)       EXERCISABLE     EXERCISABLE     EXERCISABLE     EXERCISABLE
---------------------   -------------   -------------   -------------   -------------   -------------   ------------
Jonathan M. Spiller       126,582       $1,285,440        447,418          150,000      $5,117,343           $0
J. Lawrence Battle           0               0               0              75,000           0              75,000
Robert R. Schiller           0               0               0             150,000           0             806,250

----------
(1) Calculated on the basis of $11.4375 per share, the last reported sales price of the Common Stock on the American Stock Exchange on December 31, 1998, less the exercise price payable for such shares.

(2) Calculated on the basis of the closing share price of the Common Stock on the American Stock Exchange on the date of exercise, less the exercise price payable for such shares.

          REPORT ON EXECUTIVE COMPENSATION BY THE BOARD OF DIRECTORS
                        AND THE COMPENSATION COMMITTEE


COMPENSATION POLICY

     The Compensation Committee of the Board of Directors is responsible for setting and administering the policies which govern annual executive salaries, raises and bonuses and certain awards of stock options (in the case of options granted under the Company's 1996 Option Plan, such responsibility is generally limited to the actions taken by the Option Committee of the Board of Directors, although at times the full Board will grant options without having first received recommendations from the Option Committee). During 1998, the Compensation Committee was composed Messrs. Sokolow, Kanders and Ehrlich, each of whom was a Non-Employee Director.

     The Company's executive compensation program emphasizes Company performance, individual performance and an increase in stockholder value over time in determining executive pay levels. The Company's executive compensation program consists of three key elements; (i) low annual base salaries; (ii) a performance-based annual bonus; and (iii) periodic grants of stock options. The Compensation Committee believes that this three-part approach best serves the interests of the Company and its stockholders by motivating executive officers to improve the financial position of the Company, holding executives accountable for the performance of the organizations for which they are responsible and by attracting key executives into the service of the Company. Under the Company's compensation program, annual compensation for the Company's executive officers is composed of a significant portion of pay that is "at risk" -- specifically, the annual bonus and stock options. Annual performance bonuses also permit executive officers to be recognized on an annual basis. Such bonuses are based largely on an evaluation of the contribution made by the executive officer to the Company's overall performance. Stock options, which are generally awarded under the Company's 1996 Option Plan, relate a significant portion of long-term remuneration directly to stock price appreciation realized by all the Company's stockholders.


COMPENSATION OF THE PRESIDENT AND CHIEF EXECUTIVE OFFICER

     As President and Chief Executive Officer of the Company, Mr. Spiller was compensated during fiscal 1998 pursuant to an employment agreement entered into January 1996. Mr. Spiller's employment agreement during 1998 provided for an annual base salary of $275,000, which may be increased, and for yearly bonuses based upon the Company's net income. In addition, Mr. Spiller is entitled, at the discretion of the Option Committee of the Board of Directors, to participate in the 1996 Option Plan and other bonus plans adopted by the Company based on his performance and the Company's performance. Mr. Spiller's employment agreement with the Company was amended and restated as of January 1, 1999. See "Employment Agreements" below.

     During fiscal 1998, the Compensation Committee awarded a bonus of $150,000 to Mr. Spiller in recognition of his extraordinary efforts to the growth of the Company since January 1996.


MEMBERS OF THE COMPENSATION COMMITTEE

   Nicholas Sokolow (Chairman)
   Warren B. Kanders
   Burtt R. Ehrlich

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No person who was an employee of the Company in fiscal 1998 served on the Compensation Committee in fiscal 1998. During fiscal 1998, no executive officer of the Company (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on the Company's Compensation Committee, (ii) served as director of another entity, one of whose executive officers served on the Company's Compensation Committee, or (iii) served as member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of the Company.

PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return (stock price appreciation plus reinvested dividends) of the Company's Common Stock with the cumulative return (including reinvested dividends) of the Standard & Poor's 500 Index, the Russell 2000 Index and certain companies selected in good faith by management of the Company. In management's view, such companies constitute a representative line-of-business comparison (the "Peer Group"). Several of the companies comprising the Peer Group were not publicly traded during the entire mandated comparison period. Returns for these companies were therefore included in the presentation of the performance graph for only those calendar years that such data was publicly available. Returns for the Company for the period since March 1996 are as quoted on the American Stock Exchange. Returns for the Company for the period prior to March 1996 are based upon quoted bid prices as available on the OTC Bulletin Board.

     The companies comprising the Peer Group are Detection Systems, Inc., Pinkerton's Inc., Pittston Co.--Brink's Group, Simula Inc., Borg-Warner Security, ITI Technologies, Wackenhut Corrections Corp., Vivid Technologies Inc., Kroll-O'Gara Company, Firearms Training Systems, Cornell Corrections and AHL Services.

                               PERFORMANCE GRAPH:
                  COMPARISON OF 5-YEAR CUMULATIVE RETURN AMONG
          ARMOR HOLDINGS, ITS SELECTED PEER GROUP, AND CERTAIN INDEXES

[THE TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE REPRESENTATION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE PURPOSE OF EDGAR FILING]

                    1993      1994       1995      1996       1997       1998
                    ----      ----       ----      ----       ----       ----
Armor              100.00    133.33     366.67   1,050.00   1,425.00   1,525.33
Peer Group         100.00     93.24     114.67     113.90     226.87     167.49
Russell 2000       100.00     96.82     122.20     140.23     169.01     163.18
S&P 500            100.00    101.32     139.41     171.41     228.61     289.59


EMPLOYMENT AGREEMENTS

     As of January 1, 1999, the Company entered into an Amended and Restated Employment Agreement with Jonathan M. Spiller which provides that he will serve as our President and Chief Executive Officer for a three year term that will expire January 1, 2002, subject to early termination as described below. The amended agreement provides for a base salary of $350,000. Mr. Spiller also received options under 1998 Stock Option Plan effective as of January 1, 1999 to purchase 300,000 shares of common stock at an exercise price per share equal to $11.40625. These options vest over a period of three years from the date of grant. Pursuant to his employment agreement, Mr. Spiller may be entitled, at the discretion of the Compensation Committee of the board, to participate in the other option plans and other bonus plans the Company has adopted based on his performance and the Company's overall performance. A "change in control" of the Company will allow Mr. Spiller to terminate his employment agreement and to receive payment equal to his base salary until the end of the term of his employment or his base salary for two years, whichever is greater, as well as the vesting of all 300,000 options granted to him under the employment agreement. Mr. Spiller will also be entitled to such payment and the acceleration of such vesting on the 300,000 options upon the termination of his employment agreement by the Company without cause. Such 300,000 options will terminate in the event that Mr. Spiller's employment agreement is terminated by the Company for cause. Mr. Spiller has also agreed to certain confidentiality and non-competition provisions and, subject to certain exceptions and limitations, to not sell, transfer or dispose of the shares of common stock or options for the purchase of common stock of the Company owned by him until January 1, 2002.

     As of January 1, 1999, the Company entered into an Amended and Restated Employment Agreement with Robert R. Schiller which provides that he will serve as our Executive Vice President and Director of Corporate Development for a three year term expiring January 1, 2002, at a base salary of $200,000 per year. In addition to his base salary, Mr. Schiller received options under the 1998 Stock Option Plan effective as of January 1, 1999 to purchase 125,000 shares of Common Stock at an exercise price per share equal to $11.40625. These options vest over a period of three years from the date of the grant. Pursuant to his employment agreement, Mr. Schiller will be entitled, at the discretion of the Compensation Committee of the board, to participate in the incentive stock option plan and other bonus plans the Company has adopted based on his performance and the Company's overall performance. Upon a "change of control" of the Company, Mr. Schiller will have the right to terminate his employment agreement and to receive his base salary for twelve months, and the 125,000 options granted to him shall vest. Mr. Schiller will also be entitled to receive his base salary for a period of twelve months, and the 125,000 options granted to him shall vest, upon the termination of his employment agreement by the Company without cause. Such 125,000 options will terminate in the event that Mr. Schiller's employment agreement is terminated by the Company for cause. Mr. Schiller has agreed to certain confidentiality and non-competition provisions, and to not sell, transfer or dispose of the 125,000 options (and underlying shares) granted to him under his employment agreement and 75,000 options (and underlying shares) previously granted to him until January 1, 2002.

     As of January 1, 1999, the Company entered into an Employment Agreement with Warren B. Kanders which provides that he will serve as the Chairman of the Board of Directors of the Company for a three year term expiring January 1, 2002, for which Mr. Kanders will receive options under the 1998 Stock Option Plan effective as of January 1, 1999 to purchase 200,000 shares of Common Stock at an exercise price per share of $11.40625. All such options are fully vested as of the date of grant. Mr. Kanders has agreed to certain confidentiality and non-competition provisions.

     On February 8, 1999, the Company entered into an Employment Agreement with Stephen E. Croskrey which provides that he will serve as President and Chief Executive Officer of the Company's Armor Holdings Products division for a three year term expiring January 1, 2002, at a base salary of $220,000 per year. In addition to his base salary, Mr. Croskrey received options under the 1996 Option Plan effective as of February 8, 1999 to purchase 200,000 shares of Common Stock at an exercise price per share equal to $13.28125. These options vest over a period of three years from the date of the grant. Pursuant to his employment agreement, Mr. Croskrey will be entitled, at the discretion of the Compensation Committee of the board, to participate in the incentive stock option plan and other bonus plans we have adopted based on his performance and our overall performance. Upon a "change of control" of the Company, Mr. Croskrey will have the right to terminate his employment agreement. Mr. Croskrey will be entitled to receive his base salary for a period of six months, and the 200,000 options granted to him shall vest, upon the termination of his employment agreement by the Company without cause. Mr. Croskrey's 200,000 options will terminate in the event that Mr. Croskrey's employment agreement is terminated by the Company for cause. Mr. Croskrey has agreed to certain confidentiality and non-competition provisions, and to not sell, transfer or dispose of the 200,000 options (and underlying shares) granted to him under his employment agreement until January 1, 2002.

     On February 16, 1999, the Company entered into an Employment Agreement with Nicholas B. Winiewicz which provides that he will serve as the Company's Chief Financial Officer for a three year term expiring January 1, 2002, at a base salary of $165,000 per year. In addition to his base salary, Mr. Winiewicz received options under the 1996 Option Plan effective as of February 16, 1999 to purchase 75,000 shares of Common Stock at an exercise price per share equal to $12.15625. These options vest over a period of three years from the date of the grant. Pursuant to his employment agreement, Mr. Winiewicz will be entitled, at the discretion of the Compensation Committee of the board, to participate in the incentive stock option plan and other bonus plans we have adopted based on his performance and our overall performance. Upon a "change of control" of the Company, Mr. Winiewicz will have the right to terminate his employment agreement. Mr. Winiewicz will be entitled to receive his base salary for a period of six months, and the 75,000 options granted to him shall vest, upon the termination of his employment agreement by the Company without cause. Mr. Winiewicz's 75,000 options will terminate in the event that Mr. Winiewicz's employment agreement is terminated by the Company for cause. Mr. Winiewicz has agreed to certain confidentiality and non-competition provisions, and to not sell, transfer or dispose of the 75,000 options (and underlying shares) granted to him under his employment agreement until January 1, 2002.

     As of April 12, 1999, the Company entered into an Employment Agreement with Stephen J. Loffler which provides that he will serve as Chief Executive Officer of the Company's ArmorGroup Services division. Mr. Loffler's employment is subject to a trial period expiring on October 11, 1999, during which the Company may terminate his employment. From October 12, 1999, Mr. Loffler's employment will continue until terminated by the Company on not less than 12 months' written notice or by Mr. Loffler on not less than six months' written notice. Mr. Loffler will receive a base salary of (pounds sterling)160,000 per year. In addition to his base salary, Mr. Loffler may, at the discretion of the Compensation Committee of the Board of Directors of the Company, receive an annual bonus payment not exceeding 40% of his base salary. The termination provisions allow the Company to terminate Mr. Loffler's employment at any time by paying to him within 14 days salary in lieu of his notice period or any unexpired part thereof (subject to tax and National Insurance), including any accrued holiday entitlement. Mr. Loffler has agreed to certain confidentiality, protection of intellectual property and non-competition provisions. The restricted area for non-competition covers the United Kingdom, Russia and the former Soviet Union and the American Continent, with the restricted period being six months from the termination date.

     The Company entered into an employment agreement with J. Lawrence Battle which provided that he would serve as President and Chief Operating Officer of the Armor Holdings Products Division of the Company for an initial term expiring July 21, 2000, at a base salary of $150,000 per year. Mr. Battle voluntarily terminated his employment agreement with the Company effective January 25, 1999. Pursuant to the terms of a Voluntary Resignation Agreement, Waiver and Release entered into by Mr. Battle and the Company, Mr. Battle will:
(i) continue to receive his salary for a period of three months, but not beyond May 1, 1999, (ii) be entitled to the continuance of the payment by the Company of monthly premiums for medical insurance for a period of four months, but not beyond June 1, 1999, and (iii) be entitled to have the Company pay for one month of executive outplacement services. Pursuant to the 1996 Option Plan, because Mr. Battle voluntarily terminated his employment with the Company, options to purchase 55,000 shares of common stock granted to Mr. Battle which were unvested at the time of termination expired. Of the balance of the options granted to Mr. Battle, 10,000 options were vested and exercised by Mr. Battle, and the Company accelerated the vesting of the remaining 10,000 options which, if not exercised by April 25, 1999, will expire.

     The Company entered into an employment agreement with David W. Watson which provided that he would serve as Vice President, Chief Financial Officer and Treasurer of the Company for an initial term expiring August 24, 2000, at a base salary of $140,000 per year. On April 3, 1998, Mr. Watson voluntarily terminated his employment with the Company, effective March 18, 1998. Pursuant to the terms of a Resignation Agreement, Waiver and Release entered into by Mr. Watson and the Company, Mr. Watson: (i) continued to receive his full salary from the date of termination in the amount of $71,615; (ii) was entitled to the continuance of the payment by the Company of monthly premiums for family medical and life insurance; and (iii) was entitled to have the Company pay up to $9,000 to an executive outplacement firm in connection with his search for new employment. The Company's obligation to make the payments set forth above expired on September 18, 1998. Pursuant to the terms of the 1996 Option Plan, because Mr. Watson voluntarily terminated his employment with the Company, the options to purchase 75,000 shares of Common Stock granted to Mr. Watson expired.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     On May 15, 1996, we issued options to purchase 300,000 shares of common stock to Richmont Capital Partners I, L.P. ("Richmont"), at an exercise price of $7.50 per share, subject to adjustment (the "Richmont Options"). The Company may call the Richmont Options and the underlying shares, whether vested or unvested, in the event that the closing price per share of the common stock is equal to or greater than $10.00 for a period of ten consecutive trading days after December 31, 1997, upon written notice to Richmont given within 30 days of the conclusion of such ten consecutive trading days during which the closing price per share of the common stock was equal to or greater than $10.00. In such event, the Company may require Richmont to exercise the Richmont Options in whole with respect to all such shares within ten days of such notice to Richmont. In the event that Richmont does not exercise the Richmont Options, the Richmont Options will lapse.


     On April 21, 1998, the Company amended the Richmont Option. Richmont sold 200,000 shares of our common stock and in exchange Richmont agreed not to sell, transfer, assign or otherwise dispose of any shares of our common stock (other than the 200,00 shares previously described) until April 21, 1999. The restrictions on sale will not apply to Richmont if the common stock is trading below $5.00 per share or above $15.00 per share.


     The Company agreed that until April 21, 1999, it would not use its right to force Richmont to exercise the Option. After April 21, 1999, the Company could use its right to force Richmont to exercise the Option, at any time regardless of the price per share of common stock, if Richard C. Bartlett is not a director of the Company and at any time that Richard C. Bartlett is a director of the Company if the priced per share of common stock is greater than $7.50 on the preceding business day.


     In addition, the Company agreed that Richmont would have certain co-sale rights with Kanders, and that it could participate on a pro rata basis in the event of an underwritten public offering.


     Effective as of March 8, 1999, Kanders & Company, Inc. ("Kanders & Co."), a corporation controlled by Warren B. Kanders, the Chairman of the Board of the Company, entered into an agreement with the Company to provide certain investment banking, financial advisory and related services to the Company. The specific details of the services and the compensation to be paid to Kanders & Co. will be determined by the Company and Kanders & Co. on a case by case basis as the Company identifies specific projects for Kanders & Co. On May 12, 1999, Kanders & Co. earned a fee of $300,000 from the Company for services rendered in connection with the Company's completion of the public offering of 6,125,000 shares of common stock.


     Stephen E. Croskrey, President of the Company's Armor Holdings Products division, borrowed $111,000 from the Company in connection with his relocation to Jacksonville, Florida. As of May 21, 1999, $111,000 is outstanding under this loan. After an initial 90-day grace period, the loan will bear interest at the prime rate announced from time to time by NationsBank, N.A.

                                  PROPOSAL 2


                   ADOPTION OF THE 1999 STOCK INCENTIVE PLAN

     The 1999 Stock Incentive Plan of the Company (the "1999 Plan") was adopted by the Board of Directors on April 30, 1999 and will become effective on June 24, 1999, subject to approval by the stockholders at the Meeting (the date of such approval, the "Effective Date"). The (No. 1) Schedule to the 1999 Plan will not become effective until the formal approval of the U.K. Inland Revenue has been received. The purpose of the 1999 Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to employees, officers, directors, consultants, independent contractors and advisors to promote the growth and success of the Company's business. Plans such as the 1999 Plan have become particularly important for the Company to be able to continue to retain and attract key management and directors because of the competitive nature of the market in which the Company operates.

     There are only 96,182 shares remaining under the 1996 Option Plan which are available for grant. As a result, the Board of Directors has adopted resolutions authorizing the establishment of the 1999 Plan. The 1999 Plan will serve as the successor to the 1996 Option Plan and the 1994 Plan (the "Prior Plans"). Options granted under the Prior Plans before their termination will remain outstanding according to their terms, but no further options will be granted under the Prior Plans after the Effective Date.

     The following summary of the 1999 Plan is qualified in its entirety by reference to the text of the 1999 Plan as set forth on Appendix A hereto.


SUMMARY OF THE 1999 STOCK INCENTIVE PLAN

     ADMINISTRATION AND ELIGIBILITY. The 1999 Plan authorizes the issuance of up to 2,000,000 shares of Common Stock upon the exercise of stock options or in connection with the issuance of restricted stock and stock bonuses. The 1999 Plan authorizes the granting of (i) stock options, restricted stock and stock bonuses to employees, officers, directors and consultants, independent contractors and advisors of the Company and its subsidiaries provided such consultants, independent contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction and (ii) a non-discretionary automatic award of stock options to each of the non-employee directors of the Company. The 1999 Plan provides for its administration by either a committee of two or more outside directors or the Board of Directors (the "Administrator"). In general, the Administrator, in its sole discretion, determines which eligible employees, officers, directors, consultants, independent contractors and advisors of the Company and its subsidiaries may participate in the 1999 Plan and the type, extent and terms of the equity-based awards to be granted to them.

     The 1999 Plan provides for the grant of both incentive stock options ("ISOs") that qualify under Section 422 of the Code, and non-qualified stock options ("NQSOs"). ISOs may be granted only to employees of the Company or of a parent or subsidiary of the Company. NQSOs (and all other awards other than ISOs) may be granted to employees, officers, directors and consultants, independent contractors and advisors that render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. The exercise price of ISOs must be at least equal to the fair market value of the Company's Common Stock on the date of grant. The exercise price of ISOs granted to 10% stockholders must be at least equal to 110% of that value. The exercise price of NQSOs must be at least equal to 65% of the fair market value of the Company's Common Stock on the date of grant. The maximum term of options granted under the 1999 Plan is ten years. Awards granted under the 1999 Plan may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee (unless otherwise determined by the Administrator and set forth in the award agreement with respect to awards that are NQSOs). Options granted under the 1999 Plan generally expire three months after the termination of the optionee's service to the Company or a parent or subsidiary of the Company, except in the case of death or disability, in which case the options generally may be exercised up to 12 months following the date of death or termination of service. Options will generally terminate immediately upon termination for cause. In the event of the Company's dissolution or liquidation or a "change in control" transaction, outstanding awards may be assumed or substituted by the successor corporation (if any). In the discretion of the Administrator the vesting of such awards may accelerate upon such transaction.

     RESTRICTED STOCK. The Administrator may make grants of restricted stock for cash or other consideration, as the Administrator determines. The number of shares of Common Stock granted to each grantee will be determined by the Administrator. Grants of restricted stock will be made subject to such restrictions and conditions as the Administrator may determine in its sole discretion, including periods of restriction on transferability during which time the grant may be required to be deposited with an escrow agent, if the Administrator so determines.

     STOCK BONUSES. A stock bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any subsidiary of the Company for past or future services. Stock bonuses and the criteria they are based upon will be determined by the Administrator.

     FORMULA AWARDS. The 1999 Plan provides for the automatic grant of NQSOs to each of the Company's non-employee directors to purchase 10,000 shares of Common Stock of the Company effective upon approval of the 1999 Plan by the Company's stockholders (the "Director Stock Options"). The Director Stock Options will have an exercise price per share equal to the fair market value thereof on the date of grant and will be exercisable for a period of ten years from the date of grant. All of such Director Stock Options will vest immediately upon the date of grant.

     AMENDMENT. The Board has the right to amend, suspend or terminate the 1999 Plan at any time, provided, however, that no amendment or change in the 1999 Plan that requires stockholder approval will be effective without such approval.

     U.K. EMPLOYEES. The 1999 Plan incorporates a schedule (the "(No. 1) Schedule") which set forth certain alterations to the 1999 Plan and conditions for the grant of certain options to the employees of the Company's United Kingdom subsidiaries ("U.K. Employees") in compliance with U.K. Inland Revenue rules and regulations which treat such options, for U.K. tax purposes, in a manner similar to incentive stock options granted to U.S. employees under the 1999 Plan. The (No. 1) Schedule provides for certain differences in the terms and conditions of the 1999 Plan applicable to the U.K. Employees principally including, but not limited to, the following: (a) the (No. 1) Schedule to the 1999 Plan must be approved by the U.K. Inland Revenue; (b) there can be no contractual agreement, condition or restriction on the resale of shares purchased upon the exercise of an option except as required to comply with applicable laws, including U.S. securities laws; (c) no options can be granted to a U.K. director unless the director regularly works at least twenty-five
(25) hours per week for the Company or its subsidiaries; (d) the maximum value of all options held by an individual under the (No. 1) Schedule cannot exceed (pounds sterling)30,000;(e) the price of the options cannot be less than the fair market value of the Common Stock on the date of grant and must be payable in cash in full upon exercise of the option; (f) the date upon which the options may be exercised must be fixed at the date of grant and may not be subsequently changed by the Option Committee or the Board of Directors but must be exercised within ten (10) years of the grant; (g) options may not be granted in tandem with stock appreciation rights or other rights; and (h) amendments to the terms of the (No. 1) Schedule do not take effect until the approval of the U.K. Inland Revenue has been received. The Board of Directors reserves the right to make such other changes to the (No. 1) Schedule as may be required or requested by the U.K. Inland Revenue. A second schedule to the 1999 Plan (the "(No. 2) Schedule") provides for the grant of options (above the (pounds sterling)30,000 U.K. Inland Revenue approved limit) on similar terms to the (No. 1) Schedule, but without the need to comply with certain U.K. Inland Revenue rules and restrictions.


THE FOLLOWING DISCUSSION CONCERNING CERTAIN TAX CONSEQUENCES OF THE 1999 PLAN DOES NOT ADDRESS ANY TAX EFFECTS ON THE U.K. EMPLOYEES OR THE EMPLOYEES OF ANY OTHER FOREIGN AFFILIATE OF THE COMPANY.

     CERTAIN TAX CONSEQUENCES. No taxable income is realized by an optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (i) upon sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the optionee's employer for Federal income tax purposes. If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (ii) the optionee's employer will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the employer. Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise of a non-ISO. For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a non-ISO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

     With respect to non-ISOs (i) no income is realized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. Individuals subject to Section 16(b) of the Exchange Act will recognize ordinary income at the time of exercise of a non-ISO as noted above, provided at least six months have elapsed from the date of grant to the date of exercise. In the event that less than six months have elapsed, such individual will recognize ordinary income at the time such six month period elapses in an amount equal to the excess of the fair market value of the shares on such date over the exercise price.

     The granting of an award of restricted stock does not result in taxable income to the recipient unless the recipient elects to report the award as taxable income under Section 83(b) of the Internal Revenue Code. Absent such an election, the value of the award is considered taxable income once it is vested and distributed. Dividends are paid concurrent with, and in an amount equal to, ordinary dividends and are taxable as paid. If a Section 83(b) election is made, the recipient recognizes ordinary income in the amount of the total value on the date of grant and the Company receives a corresponding tax deduction. Any gain or loss subsequently experienced will be a capital gain or loss to the recipient and the Company does not receive an additional tax deduction.

     Optionees are strongly advised to consult with their individual tax advisers to determine their personal tax consequences resulting from the grant and/or exercise of options or the issuance and sale of restricted stock under the 1996 Option Plan.

     NEW PLAN BENEFITS. The grant of options under the 1999 Plan is within the discretion of the Administrator, except that non-employee directors of the Company will receive an automatic grant of NQSOs, as noted above. The Company cannot forecast the extent of option grants that will be made in the future. Information with respect to compensation paid and other benefits, including options, granted in respect of the 1998 fiscal year to the Chief Executive Officer and the other Named Executive Officers is set forth above. During 1998, no stock options were awarded to the Company's Chief Executive Officer and the other Named Executive Officers. In 1998, no stock options under the Company's 1996 Option Plan were granted to the current executive officers as a group and approximately 305,950 stock options were granted to 83 employees and consultants, including all current officers who are not executive officers.

In 1998, no stock options were granted to Directors who were not employees of the Company. In 1998, stock options have been granted at exercise prices which range from $9.25 per share to $12.25 per share. The closing price of the Common Stock as traded on the New York Stock Exchange on May 21, 1999 was $11.00.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION AND APPROVAL OF THE ADOPTION OF THE 1999 PLAN.


                                  PROPOSAL 3


                  RATIFICATION OF APPOINTMENT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP has audited the financial statements of the Company for the fiscal year ended December 31, 1998. The Board of Directors desires to continue the services of PricewaterhouseCoopers LLP for the current fiscal year ending December 31, 1999. Accordingly, the Board of Directors will recommend to the Meeting that the stockholders ratify the appointment by the Board of Directors of the firm of PricewaterhouseCoopers LLP to audit the financial statements of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting, shall have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. In the event the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.


                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and any persons who own more than 10% of the Company's capital stock to file with the Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of the Company's capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in the Company's capital stock during the 1998 fiscal year were timely filed with the Commission and the American Stock Exchange.


ANNUAL REPORT

     A copy of the Company's 1998 Annual Report to Stockholders accompanies this Proxy Statement. Any Stockholder who has not received a copy of the 1998 Annual Report to Stockholders and wishes to do so should contact the Company's Corporate Secretary by mail at the address set forth on the notice of annual meeting or by telephone at (904) 741-5400.


FORM 10-K

     The Company will provide, without charge, to each Stockholder as of the Record Date, on the written request of the Stockholder, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1998, including the financial statements and schedules, as filed with the Commission. Stockholders should direct the written request to the Company's Corporate Secretary at c/o Armor Holdings, Inc., 13386 International Parkway, Jacksonville, Florida 32218.


PROPOSALS BY STOCKHOLDERS


     Any proposal of a Stockholder intended to be presented at the annual meeting of stockholders to be held in 2000 must be received by the Company no later than December 15, 1999 to be considered for inclusion in the Proxy Statement and form of proxy for the 2000 annual meeting. Proposals must comply with Rule 14a-8 promulgated by the Commission pursuant to the Exchange Act.



                                        FOR THE BOARD OF DIRECTORS




                                        NICHOLAS B. WINIEWICZ
                                        SECRETARY

                                                                     APPENDIX A


                             ARMOR HOLDINGS, INC.

                           1999 STOCK INCENTIVE PLAN

     1. PURPOSE. The purpose of the Armor Holdings, Inc. 1999 Stock Incentive Plan (the "Plan") is to provide a means through which the Company and its Subsidiaries and Affiliates may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and Affiliates and to provide a means whereby eligible persons can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and Affiliates and promoting an identity of interest between stockholders and these eligible persons.

     So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards and Stock Bonuses, or any combination of the foregoing. Capitalized terms not defined in the text are defined in Section 25.

     2. SHARES SUBJECT TO THE PLAN. Subject to Section 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 2,000,000 Shares plus Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

     3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Affiliate or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

     4. ADMINISTRATION.

     4.1 Committee Authority. This Plan will be administered by the Committee or by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

     (a)  select persons to receive Awards;

     (b) determine the nature, extent, form and terms of Awards and the number of Shares or other consideration subject to Awards;

     (c)  determine the vesting, exercisability and payment of Awards;

     (d) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

     (e) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

     (f) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

     (g) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

     (h)  grant waivers of Plan or Award conditions;

     (i)  determine whether an Award has been earned; and

     (j) make all other determinations necessary or advisable for the administration of this Plan.

     The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

     4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.


     5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be intended to be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

     5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement ("Stock Option Agreement"), which will expressly identify the Option as an ISO or a NQSO, and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

     5.2 Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

     5.3 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 65% of the Fair Market Value of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

     5.4 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

     5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

     5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

     (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be a NQSO), but in any event, no later than the expiration date of the Options.

     (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be a NQSO), but in any event no later than the expiration date of the Options.

     (c) Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

     5.7 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOS. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

     5.8 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.3 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

     5.9 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

     5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

     6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

     6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

     6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with
Section 8 of this Plan.

     6.3 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

     6.4 Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the lapse of all restrictions with respect to such Stock:

     "Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as
   of         , between Armor Holdings, Inc. and           . A copy of such
   Agreement is on file at the Principal executive offices of the Company."

     Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

     6.5 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

     7. STOCK BONUSES.

     7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

     7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

     7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

     8. PAYMENT FOR SHARE PURCHASES.

     8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

     (a)  by cancellation of indebtedness of the Company to the Participant;

     (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

     (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

     (d) by waiver of compensation due or accrued to the Participant for services rendered;

     (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

          i. through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          ii. through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

     (f)  by any combination of the foregoing.

     8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

     9. WITHHOLDING TAXES.

     9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

     9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

     10. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

     11. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

     12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.


     13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.


     14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.


     15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.


     16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.


     17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     18. CORPORATE TRANSACTIONS.

     18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18 or otherwise. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

     18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

     18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

     18.4 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

     19. AUTOMATIC GRANTS OF STOCK OPTIONS TO DIRECTORS. Each non-employee director of the Company shall be automatically granted a NQSO to purchase 10,000 shares of Common Stock on the day of the Company's 1999 Annual Meeting of Stockholders. All such Options granted to the non-employee directors shall hereinafter be referred to as Director Stock Options.


     19.1 Option Price; Term. All Director Stock Options shall have an Exercise Price per share equal to the Fair Market Value of the Shares on the date of grant. Each of the shares granted pursuant to this Section 19 shall vest immediately and become immediately exercisable. The term of each Director Stock Option ("Term"), after which each such Option shall expire, shall be ten years from the date of Grant.


     19.2 Expiration. If prior to the expiration of the Term of a Director Stock Option, the non-employee director shall cease to be a member of the Board for any reason other than his death, the Director Stock Option shall expire on the earlier of the expiration of the Term or the date that is three months after the date of such cessation. If prior to the expiration of the Term of a Director Stock Option, a non-employee director shall cease to be a member of the Board by reason of his death, the Director Stock Option shall expire on the earlier of the expiration of the Term or the date that is one year after the date of such cessation. In the event a non-employee director ceases to be a member of the Board for any reason, any unexpired Director Stock Options shall thereafter be exercisable until their expiration only to the extent that such Director Stock Options were exercisable at the time of such cessation.


     19.3 Director Stock Option Agreement. Each Director Stock Option shall be evidenced by an Award Agreement, which shall contain such provisions as may be determined by the Committee; provided, however, that such provisions shall not be inconsistent with the provisions of Rule 16b-3 pursuant to the Exchange Act.



     19.4 Nontransferability; Exclusive Grant. Subject to the terms hereof, Director Stock Options shall not be transferable except by will or the laws of descent and distribution and shall be exercisable during the non-employee director's lifetime only by him. Non-employee directors are eligible to receive Awards under this Plan in addition to (and not in lieu of) any Awards pursuant to this Section 19.


     20. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that this Plan is approved by the stockholders of the Company, consistent with applicable laws (the "Effective Date").


     21. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval.


     22. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.


     23. EFFECT OF SECTION 162(M) OF THE CODE. The Plan, and all Awards issued thereunder, are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The exemption is based on Treasury Regulation
Section 1.162-27(f) as in effect on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of
Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held. The Committee may, without stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange Act), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of
Section 162(m) of the Code required to preserve the Company's Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that (i) the Award is intended to comply with Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained.

     24. GENERAL.

     24.1 Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award agreement.

     24.2. Claim to Awards and Employment Rights. No employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate.

     24.3. Designation and Change of Beneficiary. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

     24.4. Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

     24.5. No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     24.6. Governing law. The Plan and all agreements hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

     24.7. Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

     24.8. Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

     24.9. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

     24.10. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

     24.11. Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

     24.12. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

     24.13. Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or Affiliate.

     24.14 Nonexclusivity of The Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     25. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

          "Affiliate" means any affiliate of the Company within the meaning of 17 CFR Section 230.405.

          "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

          "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

          "Board" means the Board of Directors of the Company.

          "Cause" means the Company, a Subsidiary or Affiliate having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party,
     (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony.

          "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

          "Committee" means the Stock Option Committee or such other committee appointed by the Board consisting of two or more Outside Directors or the Board.

          "Company" means Armor Holdings, Inc. or any successor corporation.

          "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

          "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

          (a) if such Common Stock is then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal;

          (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

          (c) if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

          (d) if none of the foregoing is applicable, by the Committee in good faith.

          "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
     Section 16 of the Exchange Act.

          "Option" means an award of an option to purchase Shares pursuant to
     Section 5.

          "Outside Director" means a person who is (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an "outside director" within the meaning of
     Section 162(m) of the Code.

          "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "Participant" means a person who receives an Award under this Plan.

          "Performance Factors" means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

          (a)  Net revenue and/or net revenue growth;

          (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

          (c)  Operating income and/or operating income growth;

          (d)  Net income and/or net income growth;

          (e)  Earnings per share and/or earnings per share growth;

          (f)  Total stockholder return and/or total stockholder return growth;

          (g)  Return on equity;

          (h)  Operating cash flow return on income;

          (i)  Adjusted operating cash flow return on income;

          (j)  Economic value added; and

          (k)  Individual confidential business objectives.

          "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

          "Plan" means this Armor Holdings, Inc. 1999 Stock Incentive Plan, as amended from time to time.

          "Restricted Stock Award" means an award of Shares pursuant to Section
     6.

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

          "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

          "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

          "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

          "Vested Shares" means "Vested Shares" as defined in the Award
     Agreement.

     As adopted by the Board of Directors of Armor Holdings, Inc. as of April 30, 1999.

                  (NO. 1) SCHEDULE (INLAND REVENUE APPROVED)
                                      TO
                ARMOR HOLDINGS, INC. 1999 STOCK INCENTIVE PLAN


                       INLAND REVENUE REFERENCE: [    ]
                 APPROVED BY THE INLAND REVENUE ON [    ] 1999


           ALTERATIONS AND AMENDMENTS TO THE PLAN IN RESPECT OF ITS
               OPERATION IN RELATION TO UNITED KINGDOM EMPLOYEES

1. In this Schedule, "Plan" refers to the Armor Holdings, Inc. 1999 Stock Incentive Plan and words and expressions defined therein shall have the same meaning when used in this Schedule. The provisions of the Plan relating to Options shall apply to the provisions of this Schedule except where expressly varied herein. References to Sections in this Schedule are to Sections of the Plan.

2. It is intended that Options granted by the Company pursuant to this Schedule to persons ("UK Participants") employed by the Company and/or its subsidiary corporations in the UK who are subject to UK Income Tax in respect of such employment will be granted pursuant to an approved share option scheme within the provisions of Section 185 of and Schedule 9 to the United Kingdom Income and Corporation Taxes Act 1988 ("ICTA 1988").

3. Only Options may be granted pursuant to this Schedule and not any other form of incentive. An Option granted under this Schedule shall not be granted to an individual in conjunction with any other form of Award under the Plan.

4. Section 25 (DEFINITIONS) shall be amended in relation to Options granted pursuant to this Schedule so that:-

     (i) "Share" means "shares of the Company's Common Stock which comply with the conditions of paragraphs 10-14 Schedule 9 ICTA 1988"; (ii) "Subsidiary" means "any company of which the Company has control"; and (iii) "Parent" means "any company which has control of the Company", in each case control shall have the meaning set out in Section 840 of ICTA 1988.

5. Options may only be granted pursuant to this Schedule to employees of the Company or Subsidiary of the Company who are not excluded by paragraph 8 of
     Schedule 9 ICTA 1988. No employee who is a director shall be eligible to participate in the Plan pursuant to this Schedule, unless required in that capacity to work for the Company and/or any Subsidiary for at least 25 hours per week excluding meal breaks.

6. The conditions attaching to an Option granted under this Schedule (including any shorter or later time for exercising Options following the termination of a Participant's employment) provided that where a Participant's employment terminates by reason of his death his Options may be exercised no later than twelve months after the date of his death shall be determined at the time of grant and may not be determined following the grant of an Option. Any performance condition which is imposed on any Option granted under this Schedule must be objective in nature. Such a condition may only be varied if events occur which cause the Committee to reasonably believe that the original condition is no longer a fair measure of performance. In such circumstances the Committee may waive the performance condition or may impose a different objective performance condition which, in the fair and reasonable opinion of the Committee, is no more difficult to meet than the original condition was considered to be when it was first set.

7. No Option may be granted pursuant to this Schedule to any UK Participant which would result in the aggregate Exercise Price of Shares comprised in outstanding Options granted to him or her under this Schedule together with the aggregate Exercise Price of shares in subsisting options granted to him or her under any share option scheme, (not being a savings-related share option scheme), approved under Schedule 9 ICTA 1988 and established by the Company or any associated company (within the meaning of Section 416 ICTA
     1988) exceeding 30,000 UK pounds sterling (converting, for this purpose, the Exercise Price into pounds sterling using the exchange rate


                                     S-1-1
     applicable on the date of grant of such options) or such other amount as is from time to time specified in paragraph 28(1) of Schedule 9 ICTA 1988.


8. The Exercise Price for each Share under Option granted under this Schedule shall be determined by the Board of Directors or the Committee and be denominated in dollars, but shall not be less than the greater of:-

     (i) 100% of the Fair Market Value of a Share on the date of grant; and

     (ii) the par value of the Share.


9. The price for each Share which may be acquired under an Option granted pursuant to this Schedule shall be payable in cash (and no other form) in full on the exercise of the Option and the provisions of Section 8.1 which allow for payment in forms other than cash shall not apply to this Schedule.


10. Section 5.2 (EXERCISE PERIOD) shall not apply in relation to Options granted pursuant to this Schedule and the following provisions shall apply instead:-

     "An Option shall be exercisable at such times, in such amounts and during such periods as the Board of Directors or the Committee, as the case may be, shall determine at the date of the grant of such Option but shall not be exercisable in any event on or after the tenth anniversary of the date of grant."


11. Section 5.8 (MODIFICATION, EXTENSION OR RENEWAL) shall not apply to Options granted under this Schedule.


12. No Option granted under this Schedule may be exercised by any UK Participant at any time when he or she is precluded by paragraph 8 of
     Schedule 9 ICTA 1988 from participating in the Plan pursuant to this Schedule.


13. In Section 11 (TRANSFERABILITY) the words "or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not IS0s" and "unless otherwise determined by the Committee and set forth is the Award Agreement with respect to Awards that are not IS0s" will not apply to this Schedule.


14.  Section 15 (EXCHANGE AND BUYOUT OF AWARDS) will not apply to this Schedule.


15. In Section 18.1 (ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR) the words "in the event of" to "such Awards will expire on such time and on such conditions as the Committee will determine" will be replaced in this Schedule by:-

     "18.1.1 If any company (hereafter "the Acquiring Company")

          (i) obtains control of the Company (as defined in Section 840 of ICTA
          1988) as a result of making:-


               (a) a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the Acquiring Company will have control of the Company; or


               (b) a general offer to acquire all the shares of the same class as the shares over which Options have been or may be granted; or


          (ii) obtains control of the Company in pursuance of a compromise or arrangement sanctioned by the court under section 425 of the UK Companies Act 1985 or (where relevant) legislation that the Inland Revenue agrees is the overseas equivalent thereof; or (iii) becomes bound or entitled to acquire Shares under section 428 to 430 of that Act or (where relevant) legislation that the Inland Revenue agrees is the overseas equivalent thereof.


                                     S-1-2
          the Participant may by agreement with the Acquiring Company within the periods specified in paragraph 15(2) of Schedule 9 ICTA 1988 release (the "Release") his Options (the "Old Options") in consideration of the grant to him of equivalent rights over shares in the Acquiring Company or in another company within paragraph 10(b) or
          (c) of Schedule 9 ICTA 1988 ("New Options").


     18.1.2 The grant of New Options may only take place on the following conditions:-

          (i) the shares over which the New Options are granted (the "New Scheme Shares") comply with the provisions relating to scheme shares contained in paragraphs 10 to 14 inclusive of Schedule 9 ICTA 1988;

          (ii) the total market value, immediately before the Release, of the shares which were subject to the Old Options is equal to the total market value, immediately after the Release, of the New Scheme Shares in respect of which the New Options are granted to the Participant;

          (iii) the total amount payable by the Participant for the acquisition of New Scheme Shares on complete exercise of the New Options is equal to the total amount that would have been payable for the acquisition of shares on complete exercise of the Old Options; and

          (iv) the New Options are otherwise identical in terms to the Old Options.


     18.1.3 The New Options shall, for all the other purposes of this Scheme, be treated as having been acquired at the same time as the Old Options were or were treated as acquired and "Date of Grant" shall be construed accordingly.


     18.1.4 Where the Participant releases his Options under 18.1.1 above the New Options granted to him on that Release shall not lapse, nor shall the Participant be entitled to exercise the New Options early solely by virtue of the circumstances which entitled the Participant to effect the Release.


     18.1.5 Where any New Options are granted pursuant to 18.1.1 above, references to the Company shall, where applicable, be construed in relation to the New Options as references to the Acquiring Company or, as the case may be, to the other company to whose shares the New Options relate.


16. Section 18.4 (ADJUSTMENT OF SHARES) shall, in the case of any Option granted pursuant to this Schedule, be amended so that any adjustment made under that Article shall be subject to:


          (i) confirmation from the auditors of the Company that such adjustment is fair and reasonable;

          (ii) the prior approval of the Inland Revenue;

          (iii) the Shares continuing to satisfy the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9 ICTA 1988.


17. Section 19 (AUTOMATIC GRANTS OF STOCK OPTIONS TO DIRECTORS) shall not apply to this Schedule.


18. Section 22 (AMENDMENT OR TERMINATION OF PLAN) shall apply with the additional requirement that no amendment shall have effect until approved by the Inland Revenue.


19. Section 24.1 (ADDITIONAL PROVISIONS OF AN AWARD) shall not apply to this Schedule except to the extent that it allows Award Agreements to contain provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements.


                                     S-1-3

               (NO. 2) SCHEDULE (UNAPPROVED ARMOR HOLDINGS, INC.
                           1999 STOCK INCENTIVE PLAN)

                    ALTERATIONS AND AMENDMENTS TO THE PLAN
                  IN RESPECT OF ITS OPERATION IN RELATION TO
                           UNITED KINGDOM EMPLOYEES


1. In this (No. 2) Schedule, "Plan" refers to the Armor Holdings, Inc. 1999 Stock Incentive Plan together with the (No. 1) Schedule and words and expressions defined therein shall have the same meaning when used in this (No. 2) Schedule. The provisions of the Plan relating to Options shall apply to the provisions of this (No.2) Schedule except where expressly varied herein


2. It is intended that this (No. 2) Schedule will not be approved by the Inland Revenue pursuant to Schedule 9 ICTA 1988.


3. Clause 4(i) of the (No. 1) Schedule will not apply to Options granted under this (No. 2) Schedule.


4. The words "who are not excluded by paragraph 8 of Schedule 9 ICTA 1988" in clause 5 and the second sentence of clause 5 to the (No. 1) Schedule shall not apply to this (No. 2) Schedule.


5. The limit set out in clause 7 of the (No. 1) Schedule shall not apply to this (No. 2) Schedule.


6.   Clause 12 of the (No. 1) Schedule shall not apply to this (No. 2) Schedule.


7. All requirements in the Plan for the approval, consent or agreement of the Inland Revenue shall not apply to this (No. 2) Schedule.


                                     S-2-1